UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2022

CURRENCYWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, California 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2022, CurrencyWorks Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with SEGUS Holdings Ltd. for the purchase and sale of an aggregate of 1,221,001 shares of common stock (the “Shares”) and warrants to purchase up to 1,221,001 shares of common stock (the “Common Warrants”) in a registered direct offering at a purchase price of US$0.1638 per Share and Common Warrant. The Common Warrants will be exercisable for a period of two years commencing upon issuance, at an exercise price of US$0.2048 per share, subject to certain adjustments set forth therein.

The gross proceeds from the registered direct offering are expected to be US$200,000, before deducting offering expenses. The registered direct offering is expected to close on or about January 28, 2022, subject to customary closing conditions.

The Shares and Warrants (and underlying shares) were offered, and will be issued, pursuant to the Prospectus Supplement, filed January 28, 2022, to the Prospectus dated May 4, 2021 included in the Company’s Registration Statement on Form S-3 (Registration No. 333-255477) filed with the Securities and Exchange Commission on April 23, 2021 and declared effective on May 4, 2021.

Clark Wilson LLP, counsel to the Company, has issued an opinion to the Company regarding the validity of the securities to be issued in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing description of the Purchase Agreement, Common Warrant, and Engagement Letter does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, which are filed as exhibits to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

5.1	Opinion of Clark Wilson LLP
10.1	Form of Securities Purchase Agreement
10.2	Form of Common Warrant
23.1	Consent of Clark Wilson LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYWORKS INC.

/s/ Bruce Elliott
Bruce Elliott
President

January 28, 2022